UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2007

                             DELEK US HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-32868                52-2319066
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

                 7102 Commerce Way
                Brentwood, Tennessee                               37027
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (615) 771-6701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

         (i) On October 22, 2007, the Board of Directors of Delek US Holdings, Inc. ("Delek") voted to declare a quarterly cash dividend of $0.0375 per share, and a special dividend of $0.1975 per share. Both dividends are payable on November 19, 2007, to stockholders of record on November 5, 2007.

         (ii) On October 17, 2007, Delek entered into an amendment to the $65,000,000 credit agreement with Lehman Commercial Paper Inc., as administrative agent, Lehman Brothers Inc., as arranger and joint bookrunner, and JPMorgan Chase Bank, N.A., as documentation agent, arranger and joint bookrunner. Lehman Brothers, Inc. acted as one of the lead underwriters of the initial public offering of the Company's common stock completed on May 9, 2006, and its affiliates are a lender, administrative agent or arranger with respect to credit facilities involving the Company's wholly-owned subsidiary, MAPCO Express, Inc. ("MAPCO"). The amendment, among other things, made certain changes to the credit facility to permit the payment of the dividends described in Item 8.01(i) above.

         (iii) On October 22, 2007, Delek issued the press release attached hereto as Exhibit 99.1 pertaining to the events described in Item 8.01(i) above.

Item 9.01.    Financial Statements and Exhibits

(a)           Financial statements of businesses acquired. Not Applicable.

(b)           Pro forma financial information. Not Applicable.

(c)           Shell company transactions. Not applicable.

(d)           Exhibits
              99.1 Press release of Delek US Holdings, Inc. issued on October 22, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 23, 2007           DELEK US HOLDINGS, INC.



                                    By:      /s/ Edward Morgan
                                             -----------------------------------
                                    Name:    Edward Morgan
                                    Title:   Vice President and Chief Financial
                                             Officer

                                  EXHIBIT INDEX


Exhibit
  No.                                    Description
  ---                                    -----------

  99.1     Press release of Delek US Holdings, Inc., issued on October 22, 2007.